                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 1, 2002

                             USABANCSHARES.COM, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




            PENNSYLVANIA                000-27244             23-2806495
    ----------------------------      ------------        ------------------
    (State or Other Jurisdiction      (Commission           (IRS Employer
          of Incorporation)           File Number)        Identification No.)



                                One Lincoln Plaza
                               1535 Locust Street
                             Philadelphia, PA 19102
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (215) 569-4200
                                                         ----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

         On February 1, 2002, USABancShares.com, Inc. (the "Company"), issued a press release with respect to a notice it received from the Nasdaq Stock Market, Inc. stating that the Company would be delisted on February 4, 2002. The foregoing description is qualified in its entirety by reference to the Press Release issued February 1, 2002 filed and herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial Statements of Business Acquired - Not Applicable.

         (b)   Pro Forma Financial Statements - Not Applicable.

         (c)   Exhibits.

               99.1.  Press Release issued February 1, 2002.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               USABANCSHARES.COM, INC.



Date: February 6, 2002                         By:  /s/ Daniel J. Machon, Jr.
                                               ---------------------------------
                                               Daniel J. Machon, Jr.
                                               Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

99.1.  Press Release issued February 1, 2002.